HILLVIEW INVESTMENT TRUST II
                               Hillview Alpha Fund

                       Supplement dated February 23, 2004
                                       to
                        Prospectus dated October 30, 2003

This supplement provides new and additional information beyond that contained in the Prospectus. It should be read in conjunction with the Prospectus.

         At a meeting held on February 6, 2004, the Board of Trustees of Hillview Investment Trust II ratified the termination of Shaker Investments LLC ("Shaker Investments"), a sub-adviser to the Hillview Alpha Fund (the "Fund"). At the same meeting, the Board of Trustees approved the appointment of Century Capital Management LLC ("Century") as sub-adviser to the Fund.

         As a result of this change, all references to Shaker Investments in the Prospectus should be deleted.

         The reference to Shaker Investments in the fourth paragraph on page 1 of the Prospectus should be replaced with a reference to Century.

         The following information regarding Century should be added to the section of the Prospectus entitled "Principal Investment Strategies" on page 2.

         "Century's investment approach focuses on in-house fundamental research to identify companies that will grow faster than the overall market. This strategy uses a bottom-up stock selection process, with an emphasis on established service-based companies. Importance is also placed on company visits, business modeling and the analysis of balance sheets, revenues and financial notes. Under normal circumstances, Century will hold 30-35 stocks."

         The following information regarding Century should be added to the section of the Prospectus entitled "Alpha Fund Sub-Advisers" on page 13.

         "Century Capital Management LLC, 100 Federal Street, Boston, Massachusetts 02110, is 100% employee-owned and controlled. The firm traces its origin to the 1928 establishment of Century Shares Trust, America's fifth oldest mutual fund. Century manages assets of no-load mutual funds, separate accounts and private equity partnerships for institutional investors, and as of January 31, 2004, had over $973 million under management. Alexander L. Thorndike has primary responsibility for sub-advising the portion of the fund's assets managed by Century. Mr. Thorndike joined Century in 1999 and has over 12 years of investment experience. Century will receive an annual sub-advisory fee of 0.96% of the average daily net assets of the portion of the fund's portfolio it manages."




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


                          HILLVIEW INVESTMENT TRUST II
                               Hillview Alpha Fund

                       Supplement dated February 23, 2004
                                       to
                       Statement of Additional Information
                             dated October 30, 2003

This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be read in conjunction with the Statement of Additional Information.

         At a meeting held on February 6, 2004, the Board of Trustees of Hillview Investment Trust II ratified the termination of Shaker Investments LLC ("Shaker Investments"), a sub-adviser to the Hillview Alpha Fund (the "Fund"). At the same meeting, the Board of Trustees approved the appointment of Century Capital Management LLC ("Century") as sub-adviser to the Fund.

         As a result of this change, all references to Shaker Investments in the Statement of Additional Information should be deleted.

         The last paragraph on page 4 of the Statement of Additional Information should be deleted and replaced with the following information:

         "Harris Associates, L.P. ("Harris"), Ironwood Capital Management, LLC ("Ironwood"), Century Capital Management LLC ("Century"), Pzena Investment Management LLC ("Pzena") and Frontier Capital Management Company, LLC ("Frontier") currently serve as sub-advisers to the fund. Harris, Pzena and Frontier have served as sub-advisers to the fund since the fund's inception. Ironwood and Century have served as sub-advisers to the fund since November 14, 2001, and February 17, 2004, respectively."

         The fourth paragraph on page 5 of the Statement of Additional Information should be deleted and replaced with the following information:

         "Century's investment approach focuses on in-house fundamental research to identify companies that will grow faster than the overall market. This strategy uses a bottom-up stock selection process, with an emphasis on established service-based companies. Importance is also placed on company visits, business modeling and the analysis of balance sheets, revenues and financial notes. Under normal circumstances, Century will hold 30-35 stocks."

         The  last   paragraph  on  page  44  of  the  Statement  of  Additional
Information should be deleted and replaced with the following information:

         "Century is an independent, 100% employee-owned, limited liability company. A change of control of majority interests occurred on January 29, 2004, in which the control shifted from the founder of Century, Allan W. Fulkerson, to key principals and full-time employees.
         Alexander L. Thorndike and Davis Fulkerson are the succeeding stockholders to the majority interest and therefore are deemed control persons of Century. As part of the succession plan, Century transformed from a corporation into a limited liability company."

         The references to Shaker Investments in the last paragraph on page 45 of the Statement of Additional Information should be deleted and replaced with the following information:

         "Effective February 17, 2004, Century receives an annual sub-advisory fee of 0.96% of the average daily net assets of the portion of the fund's portfolio it manages."
































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